UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2020

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2020, Reliant Bancorp, Inc. (the “Company”), a Tennessee corporation and the parent of Reliant Bank (“Reliant”), a Tennessee-chartered commercial bank, completed its previously announced acquisition of First Advantage Bancorp (“First Advantage”), a Tennessee corporation and the parent of First Advantage Bank (“FAB”), a Tennessee-chartered commercial bank, pursuant to the Agreement and Plan of Merger, dated October 22, 2019 (the “Merger Agreement”), by and among the Company, PG Merger Sub, Inc. (“Merger Sub”), a Tennessee corporation and a wholly-owned subsidiary of the Company, and First Advantage. On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into First Advantage (the “Merger”), with First Advantage continuing as the surviving corporation (First Advantage as the surviving entity of the Merger, the “Surviving Company”). Immediately following the Merger and as part of a single integrated transaction, the Surviving Company merged with and into the Company (the “Second Step Merger”), with the Company continuing as the surviving corporation, on the terms and subject to the conditions set forth in the Merger Agreement. Immediately following the Second Step Merger, FAB merged with and into Reliant (the “Bank Merger” and, together with the Merger and the Second Step Merger, the “Mergers”), with Reliant continuing as the surviving banking corporation.

In accordance with the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of First Advantage common stock, par value $0.01 per share (other than certain excluded shares), was converted into and cancelled in exchange for the right to receive (i) $3.00 in cash, without interest, and (ii) 1.17 shares of the Company’s common stock, par value $1.00 per share (“Company Common Stock”). The Company expects to issue approximately 4,604,143 shares of Company Common Stock and pay approximately $11.8 million, in cash, in respect of shares of First Advantage common stock as consideration for the Merger. The Company will not issue fractional shares of Company Common Stock in connection with the Merger, but will instead pay cash in lieu of fractional shares based on the volume weighted average closing price per share of the Company Common Stock on the Nasdaq Capital Market for the 10 consecutive trading days ending on and including March 30, 2020 (calculated as $11.74).

At the Effective Time, each outstanding option to purchase First Advantage common stock was cancelled in exchange for a cash payment in an amount equal to the product of (i) $30.00 minus the per share exercise price of the option multiplied by (ii) the number of shares of First Advantage common stock subject to the option (to the extent not previously exercised). The Company expects the aggregate consideration payable to holders of unexercised options to purchase First Advantage common stock to be approximately $0.4 million.

All shares of Company Common Stock outstanding prior to the Merger were unaffected by the Merger.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 23, 2019 and is incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, the Company’s board of directors (the “Board of Directors”) approved, effective as of the Effective Time, an increase to the size of the Board of Directors from 12 to 14 members. Additionally, the Board of Directors approved, effective as of immediately following the Effective Time, the appointment of William Lawson Mabry and Michael E. Wallace to fill the newly created directorships on the Board of Directors. Prior to the consummation of the Merger, Messrs. Mabry and Wallace were members of the board of directors of First Advantage. Neither Mr. Mabry nor Mr. Wallace has been appointed to any committees of the Board of Directors.

Compensatory arrangements for Messrs. Mabry and Wallace will be consistent with the previously disclosed standard arrangements for non-employee directors as described in the Company’s proxy statement for its 2019 annual meeting of shareholders filed on April 22, 2019, which disclosure is incorporated herein by reference.

Neither Mr. Mabry nor Mr. Wallace is a party to any transaction, or series of transactions, with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On April 1, 2020, the Company issued a press release announcing the consummation of the Mergers, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in this Item 7.01 is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated October 22, 2019, by and among Reliant Bancorp, Inc., PG Merger Sub, Inc., and First Advantage Bancorp (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on October 23, 2019).*

99.1	Press Release issued by Reliant Bancorp, Inc., dated April 1, 2020.

*	The registrant has omitted schedules to the subject agreement pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: April 1, 2020
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President and CEO